Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Neil Reithinger, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(c) the quarterly report on Form 10-Q of Orgenesis Inc. for the period ended August 31, 2014 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(d) information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Orgenesis Inc.

By:

/s/ Neil Reithinger
Neil Reithinger
Chief Financial Officer, Treasurer and Secretary
(Principal Financial Officer and Principal Accounting Officer)
Date: October 15, 2014